FORM OF NOTE PURCHASE AGREEMENT

This NOTE PURCHASE Agreement (this “Agreement”) is made as of August__, 2012 by and between CNS Response, Inc., a Delaware corporation (the “Company”), and the investors listed on Schedule A hereto (each, an “Investor” and together, the “Investors”).

Agreement

In consideration for the mutual promises and covenants herein, the parties agree as follows:

Section 1 – Purchase and Sale of Notes

1.1           Purchase and Sale of Notes. The Company has authorized the issuance and sale, in accordance with the terms hereof, of Secured Convertible Promissory Notes substantially in the form attached as Exhibit A hereto (individually, a “Note” and, collectively, the “Notes”), in the original aggregate principal amount of up to $2,000,000 (the “Note Cap Amount”), including an amount corresponding to the $200,000 principal amount outstanding under two demand notes issued by the Company to John Pappajohn on April 26, 2012 and May 25, 2012, which are being exchanged in this financing (such notes, the “Demand Notes”). On the terms and subject to the conditions set forth in this Agreement, at the Closings (as defined below) the Company agrees to issue to each Investor, and each Investor agrees to purchase from the Company, or exchange pursuant to Section 4.3 hereof (“Exchange”), Notes in the principal amounts set forth on Schedule A hereto. The Notes to be purchased are sometimes referred to herein, collectively, as the “Securities”. The financing pursuant to which the Company is issuing the Securities is hereinafter referred to as the “Financing”.

1.2           Closings.

(a)          Initial Closing. The initial purchase and sale of the Securities shall take place at a closing (the “Initial Closing”) which shall take place remotely via exchange of documents and signatures at 10:00 a.m. Eastern Time on the day immediately following execution and delivery of this Agreement, or at such other place and time as may be agreed to among the Company and the Investors. At the Initial Closing, the Company shall deliver to each of the Investors purchasing Securities for cash at such closing a Note in the face amount set forth opposite such Investor’s name on Schedule A under the column entitled “Purchase Price (Initial Closing)” against receipt of a check subject to collection or a wire transfer in immediately available funds of the purchase price, to an account designated by the Company.

(b)          Additional Closings. The Company shall have the right, on one or more occasions, to hold additional closings (each, an “Additional Closing”, and collectively with the Initial Closing, the “Closings”, and individually, a “Closing”), pursuant to which it shall have the right to issue and sell additional Notes to additional Investors or existing Investors (provided that no Additional Closings shall take place later than October 15, 2012). At each Additional Closing, the Company shall deliver to each Investor purchasing Notes for cash at such closing a Note in the face amount of the purchase price paid by such Investor for such Note against receipt of a check subject to collection or a wire transfer in immediately available funds of the purchase price, to an account designated by the Company. By receiving Securities at an Additional Closing, each Investor so receiving Securities thereby represents that its representations and warranties contained in Section 3 are true and correct as of the date of such Additional Closing. The aggregate amount of Notes that may be issued at Closings hereunder shall in no event exceed the Note Cap Amount. The Company shall have the right to update Schedule A in order to add information regarding Additional Closings, which shall not be deemed to be an amendment to this Agreement.

The obligation of each Investor to purchase and pay for the Notes to be delivered at a Closing is, unless waived by such Investor, subject to the condition that the Company’s representations and warranties contained in Section 2 are true, complete and correct on and as of such Closing date. The obligation of the Company to sell and issue Notes to be delivered at a Closing is, unless waived by the Company, subject to the condition that the relevant Investor’s representations and warranties contained in Section 3 are true, complete and correct on and as of the Closing Date.

Section 2 - Representations and Warranties

of the Company

The Company represents and warrants to each Investor as follows:

2.1           Existence of Company. The Company is a duly organized Delaware corporation. The Company is validly existing in all jurisdictions where it conducts its business.

2.2           Authority to Execute. The execution, delivery and performance by the Company of (i) this Agreement, (ii) the Notes to be issued pursuant to the terms of this Agreement, (iii) the Security Agreement, dated as of August __, 2012, by and between the Company and David B. Jones, as administrative agent on behalf of the Secured Parties (as defined therein), substantially in the form attached hereto as Exhibit B (the “Security Agreement”), and (iv) any financing statements thereunder (collectively, the “Loan Documents”) are within the Company’s corporate powers, have been duly authorized by all necessary corporate action, do not and will not conflict with any provision of law or organizational document of the Company (including its Certificate of Incorporation or Bylaws) or of any agreement or contractual restrictions binding upon or affecting the Company or any of its property and need no further stockholder or creditor consent.

2.3           No Stockholder Approval Required. No approval of the Company’s stockholders is required for (i) the entry by the Company into this Agreement or the Security Agreement, (ii) the issuance of the Notes contemplated by this Agreement, (iii) the granting of the security interest under the terms of the Notes or (iv) the issuance of any shares of stock upon conversion of the Notes.

2.4           Valid Issuance. The shares of stock to be issued upon conversion of the Notes contemplated by this Agreement will be, upon conversion in accordance with the terms of the Notes validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under the Loan Documents, the documents entered into by the investors and other parties in the financing giving rise to repayment of the Notes, applicable state and federal securities laws and liens or encumbrances created by or imposed by the Investor. Assuming the accuracy of the representations of the Investor in Section 3 of this Agreement, such Notes and the shares of stock to be issued upon conversion of such Notes will be issued in compliance with all applicable federal and state securities laws.

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2.5           Binding Obligation. This Agreement is, and the other Loan Documents when delivered hereunder will be, legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors’ rights generally and to general equitable principles.

2.6           Litigation. Other than the litigation disclosed in the Company’s most recent SEC Reports (as defined below), no litigation or governmental proceeding is pending or threatened against the Company which may have a materially adverse effect on the financial condition, operations or prospects of the Company, and to the knowledge of the Company, no basis therefore exists.

2.7           Intellectual Property. To the best of the Company’s knowledge, the Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted and as presently proposed to be conducted, without any known infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing proprietary rights, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of “off the shelf” or standard products.

2.8           SEC Reports.         The Company has filed all forms, reports, schedules, proxy statements, registration statements and other documents (including all exhibits thereto) required to be filed by it with the Securities and Exchange Commission (the “SEC”) pursuant to the federal securities laws and the SEC rules and regulations thereunder, together with all certifications required pursuant to the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) (as they have been amended since the time of their filing, including all exhibits thereto, the “SEC Reports”). Each of the SEC Reports complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Sarbanes-Oxley Act and the rules and regulations of the SEC under all of the foregoing. None of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

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Section 3 - Representations and Warranties

of the Investors

Each Investor represents and warrants to the Company as follows:

3.1           Authorization; Binding Obligations. The Investor has full power and authority to enter into this Agreement and each of the other Loan Documents to which he, she or it is a party, and this Agreement and each other Loan Document constitutes a valid and legally binding obligation of each Investor, enforceable against each Investor in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors’ rights generally and to general equitable principles.

3.2           Accredited Investor. The Investor is an “accredited investor” within the meaning of SEC Rule 501 of Regulation D promulgated under the Securities Act.

3.3           Investment for Own Account. The Notes issued pursuant to this Agreement and the shares of stock to be issued upon conversion of such Notes are being, and will be, acquired for his, her or its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

3.4           Knowledge and Experience. The Investor has such knowledge and experience in financial and business matters that (s)he is capable of evaluating the merits and risks of an investment in the Securities and of making an informed investment decision with respect thereto, has the ability and capacity to protect his/her interests and can bear the economic risk of the acceptance of the Securities, including a total loss of his/her investment.

3.5          Opportunity to Ask Questions. The Investor has had the opportunity to ask questions and receive answers from the Company or any authorized person acting on its behalf concerning the Company and its business and to obtain any additional information, to the extent possessed by the Company (or to the extent it could have been acquired by the Company without unreasonable effort or expense) necessary to verify the accuracy of the information received by the Investor. In connection therewith, the Investor acknowledges that (s)he has had the opportunity to discuss the Company’s business, management and financial affairs with the Company’s management or any authorized person acting on its behalf.

3.6.          Receipt of Information. The Investor has received and reviewed all the information concerning the Company, the Securities and the shares of common stock underlying such Securities, both written and oral, that the Investor desires. Without limiting the generality of the foregoing, the Investor has been furnished with or has had the opportunity to acquire, and to review: all information, both written and oral, that the Investor desires with respect to the Company’s business, management, financial affairs and prospects. In determining whether to make this investment, the Investor has relied solely on his/her own knowledge and understanding of the Company and its business and prospects based upon the Investor’s own due diligence investigations and the Company’s filings with the SEC.

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Section 4 - Covenants of the Company

4.1           Registration Rights Agreement. Notwithstanding any provision in the Loan Documents to the contrary, the Company agrees that all securities issued upon conversion of the Notes contemplated by this Agreement will be subject to a Registration Rights Agreement between the Company and each Investor. In the event that the terms of such Notes do not provide for such a Registration Rights Agreement, the Company agrees to work with each Investor in good faith to prepare and execute such a Registration Rights Agreement on terms reasonably satisfactory to each Investor at or prior to the time of conversion or exercise.

4.2           Restrictive Covenants. Without the consent of the holders of Notes representing at least a majority of the aggregate principal amount outstanding under all of the Notes issued pursuant to this Agreement (the “Majority Holders”), the Company shall not:

(a)          effect a merger, reorganization, or sell, exclusively license or lease, or otherwise dispose of any assets of the Company with a value in excess of $20,000, other than in the ordinary course of business;

(b)          borrow, guaranty or otherwise incur indebtedness that is senior or pari passu with the Notes in excess of $250,000;

(c)          acquire all or substantially all of the properties, assets or stock of any other corporation or entity or assets with a value greater than $50,000; or

(d)          form, contribute capital or assets to, or make a loan or advance in excess of $50,000 to (i) any partially-owned or wholly-owned subsidiary formed or acquired after the date of this Agreement, (ii) a joint venture or (iii) a similar business entity;

provided, however, that the rights of the Investor under this Section 4.2 shall not apply (1) after the repayment in full of the Notes or (2) in connection with a transaction that provides for the repayment in full of the Notes upon the closing of such transaction.

4.3           Exchange of Demand Notes. It is agreed and understood that John Pappajohn is exchanging the Demand Notes for Notes issued pursuant to this Agreement. With respect to such Demand Notes, in lieu of delivering to the Company a check subject to collection or a wire transfer in immediately available funds pursuant to Sections 1.2(a) or (b) hereof, Mr. Pappajohn shall deliver to the Company the original certificates representing such Demand Notes. The Company shall replace such Demand Notes with Notes issued pursuant to this Agreement.

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Section 5 - Miscellaneous

5.1           No Waiver; Cumulative Remedies. No failure or delay on the part of any party to any Loan Document in exercising any right or remedy under, or pursuant to, any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy or power preclude other or further exercise thereof, or the exercise of any other right, remedy or power. The remedies in the Loan Documents are cumulative and are not exclusive of any remedies provided by law.

5.2           Amendments and Waivers. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended (either retroactively or prospectively) with the written consent of the Company and the Majority Holders. Any amendment effected in accordance with this Section 5.2 shall be binding upon each Investor, each future holder of Securities and the Company.

5.3           Notices, Etc. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person; sent by facsimile transmission; sent by electronic mail; duly sent by first class registered or certified mail, return receipt requested, postage prepaid; or duly sent by overnight delivery service (e.g., Federal Express) addressed to such party (i) if to the Company, at the address, fax number or electronic mail address, as applicable, set forth on the signature page hereof or (ii) if to an Investor, at the address, fax number or electronic mail address, as applicable, set forth on Schedule A hereto, or at such other address, fax number or electronic mail address as may hereafter be designated in writing by the addressee to the sender. All such notices, advises and communications shall be deemed to have been received: (a) in the case of personal delivery, on the date of such delivery; (b) in the case of facsimile or electronic mail transmission, on the date of transmission; and (c) in the case of mailing or delivery by service, on the date of delivery as shown on the return receipt or delivery service statement.

5.4           Costs and Expenses. The Company agrees to be responsible for its costs and expenses incurred in connection with the preparation of the Loan Documents and to reimburse each Investor for all of its costs and expenses incurred in connection with the preparation of the Loan Documents, including legal fees of each Investor’s outside counsel. If any litigation, contest, dispute, suit, proceeding or action is instituted between or among any of the parties hereto regarding the enforcement or interpretation of this Agreement or any of the Exhibits hereto, the prevailing party shall be entitled to reimbursement from the other party or parties for all reasonable expenses, costs, charges and other fees (including legal fees) incurred in connection with or related to such dispute.

5.5           Governing Law. The Loan Documents shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California or of any other state; provided, however, that the perfection of the security interests in the Collateral shall be governed and controlled by the laws of the relevant jurisdiction or jurisdictions under the UCC. The Company and each Investor consent to personal jurisdiction in Orange County, California.

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5.6           Severability. If any term in this Agreement is held to be illegal or unenforceable, the remaining portions of this Agreement shall not be affected, and this Agreement shall be construed and enforced as if this Agreement did not contain the term held to be illegal or unenforceable.

5.7           Binding Effect; Assignment. The Loan Documents shall be binding upon and inure to the benefit of the Company and each Investor and their respective successors and assigns. The Company may not assign its rights or interest under the Loan Documents without the prior written consent of the Majority Holders.

5.8           Transfer of Securities and Underlying Shares. Notwithstanding the legend required to be placed on the Securities and/or shares underlying such Securities by applicable law, no registration statement or opinion of counsel shall be necessary: (a) for a transfer of Securities or shares underlying such Securities to the respective estate of each Investor or for a transfer of Securities or shares underlying such Securities by gift, will or intestate succession of each Investor to his or her spouse or to the siblings, lineal descendants or ancestors each Investor or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were the original Investor hereunder; or (b) for a transfer of Securities or shares underlying such Securities pursuant to SEC Rule 144 or any successor rule, or for a transfer of Securities or shares underlying such Securities pursuant to a registration statement declared effective by the SEC under the Securities Act relating to the Securities.

5.9           Survival of Representations, Warranties and Covenants. The representations and warranties of the parties contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement indefinitely, and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the other parties. The covenants of the parties contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement until such time as the Notes have been paid in full.

5.10         California Commissioner of Corporations. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATIONS BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date first written above.

CNS RESPONSE, INC.

By:
Name:
Title:

Address/Fax Number/E-mail Address for Notice:

85 Enterprise, Suite 410

Aliso Viejo, CA 92656

__________________

__________________

[SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT]

INVESTOR:

By:
Name:
Title:

[SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT]

SCHEDULE A

Name, Address, Fax Number and E-Mail Address of Investor	Purchase Price

1)	$

2)	$

3)	$

4)	$

5)	$

6)	$

7)	$

8)	$

9)	$

TOTAL:

EXHIBIT A

FORM OF NOTE

EXHIBIT B

FORM OF SECURITY AGREEMENT